UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2022

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Additional Information About the Fund6

Investment Team Discussion7

Schedule of Investments12

Statement of Assets and Liabilities26

Statement of Operations27

Statements of Changes in Net Assets28

Statement of Cash Flows29

Notes to Financial Statements30

Financial Highlights39

Report of Independent Registered
Public Accounting Firm40

About Closed-End Funds41

Managed Distribution Policy42

Automatic Dividend Reinvestment Plan42

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.0950 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Convertible Opportunities and Income Fund (CHI).

Before we explore the markets, economy, and CHI at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Letter to Shareholders

2   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CHI is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.0950 and the annualized distribution rate was 9.08%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 9.08% annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. We are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0950 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   3

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CHI’s multi-asset-class approach that seeks lower volatility participation in the stock market especially makes sense for these times. The Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. As hybrid securities, convertibles offer unique advantages versus stocks and bonds over the course of full market and interest rate cycles. I first began using convertible securities in the 1970s, and they have offered what I viewed as a “best of both worlds” approach versus stocks and bonds.

Although the convertible securities market is one area that has demonstrated unusual performance over the short term, we believe the long-term case for convertibles remains intact and that our actively managed approach enables us to transform volatility into opportunity.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

Letter to Shareholders

4   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

The Calamos Closed-End Funds: An Overview

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

AVERAGE ANNUAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Convertible Opportunities and Income Fund
Market Value	-17.23%	-8.69%	11.77%	9.84%
NAV	-18.95	-14.91	11.19	9.52
50%VXAO-50%BBGUSHY2%Cap Index	-11.26	-8.20	8.19	8.46
ICE BofA All US Convertibles Index (VXAO)	-15.19	-11.44	12.47	11.47
Bloomberg US Corporate HY 2% Issuer Capped Index	-7.40	-5.22	3.68	5.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA All US Convertibles Index (VXAO) and 50% - Bloomberg US Corporate HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	-17.23%	-8.69%	9.78%
On NAV	-18.95%	-14.91%	9.80%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.7%
Consumer Discretionary	19.4
Health Care	13.3
Communication Services	10.0
Industrials	9.2
Financials	5.7
Energy	4.4
Utilities	2.9
Materials	2.8
Consumer Staples	1.1
Real Estate	0.5
Other	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND
INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment grade fixed-income instruments and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund invests in multiple asset classes and seeks to provide a steady stream of distributions paid out monthly.

The Fund invests in a diversified portfolio of convertible securities and high yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By utilizing these asset classes in combination, we believe that the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. We are also investing in cyclical companies that are poised to perform well in a post-pandemic environment with earnings expansion potential due to pent up consumer demand. While we invest largely in securities of US issuers, we favor companies that are actively participating in markets with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the semiannual period?

The Fund returned -18.95% on a net asset value (NAV) basis and -17.23% on a market price basis for the six months ended April 30, 2022 (“semiannual period”) versus -11.26% for the Comparator Index comprised of 50% ICE BofA All US Convertibles Index and 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index for the same period. At the end of the semiannual period, the Fund’s shares traded at a 4.23% premium to net asset value.

8   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution rate at the end of the period was $0.0950 per share. The annualized distribution rate on the Fund’s market price on April 30, 2022, was 9.08%.

The Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2022, the dividend yield of S&P 500 Index stocks averaged 1.56%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 2.89%.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

Investment Team Discussion

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   9

What factors influenced performance over the semiannual period?

Declines in the convertible bond and high yield markets detracted from the Fund’s returns over the period. The convertible and equity markets were challenged during the reporting period by Covid-19 variants, supply chain disruptions, the war in Ukraine, surging inflation, elevated oil prices and rising interest rates. Against this volatile backdrop, the US Convertible market represented by the ICE BofA All US Convertible Index declined -15.19% and lagged behind the S&P 500 Index (-9.65%). Convertible bond issuance also significantly declined during the period as market volatility dampened capital markets activity.

The convertible market is well represented by small and mid-sized growth issuers, and the semiannual period was especially challenging for these companies as evidenced by the -25.96% decline of the Russell 2500 Growth Index. Given that the underlying stocks of the convertible market declined -28.18%, convertibles provided downside mitigation by participating in only 54% of this drawdown. The equity market decline also meant that convertibles moved closer to their bond floor. With more than half of the convertible market priced below par at the end of April, convertibles held up much better during the month of April; the ICE BofA All US Convertible Index declined -7.10%, while the S&P 500 Index declined -8.72%.

With the heightened market volatility, our preference has been convertibles with the balanced risk/reward attributes, while maintaining an underweight to the most equity-sensitive convertibles, which generally lack favorable downside resistance.

After pivoting to a hawkish tone late last year, each FOMC meeting and speaking opportunity seemed to serve as an occasion to reinforce the market’s expectations for tightening monetary policy. With 75 basis points of tightening already baked into the federal funds rate, the market was pricing in an additional eight Fed hikes during calendar 2022. Balance sheet reduction will commence on June 1 with a short acceleration period followed by a $95 billion monthly run-off cap going forward.

Performance by rating category within the high yield market was mixed, with the move to higher underlying Treasury yields driving negative returns across the credit spectrum. BB-rated bonds returned -8.6%, whereas B-rated issuers delivered a loss of -5.8%, and CCC-rated paper returned -6.7%. At the beginning of the period, the trailing 12-month default rate was at an all-time low of 0.3%, as record increases in revenue and EBITDA improved the credit health of the broad market. By the end of the reporting period, default rates had increased to 0.5%, still well below the long-term average of 3.6%. After closing the previous reporting period with option-adjusted spreads on high yield bonds at 271 basis points, the market sold off this past quarter, closing at 379 basis points.

Other factors that contributed and detracted from Fund performance included the following:

•In spite of our relatively low financing costs over the period, our use of leverage was not helpful as our reinvestment rate was less than our associated costs due to overall convertible market declines. While leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio slightly underperformed that of the Comparator Index. Our relative overweight in convertibles and underweight in bonds relative to the index were detrimental to performance.

Investment Team Discussion

10   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

•Our use of options and exposure to equities was beneficial relative to the Comparator Index.

•From a sector standpoint, our underweight and selection in real estate, notably in real estate services, contributed to performance. In addition, the Fund was helped by its selection in the materials sector where an overweight in diversified metals and mining boosted returns.

•Conversely, our selection in the health care sector, namely in life sciences tools and services was detrimental to performance. In addition, our selection and overweight in the consumer discretionary sector, namely in the home furnishing retail industry, was detrimental to performance relative to the Comparator Index.

How is the Fund positioned?

As of April 30, 2022, approximately 64% of our portfolio as a percent of net assets was invested in convertible securities. We believe this will enable our shareholders to take advantage of selective opportunities in the general equity markets. Long term, we believe patient investors will be rewarded for an allocation to convertibles and select high yield bonds at current levels that can offer attractive valuations, especially given the potential for higher interest rates and increased volatility moving further into 2022.

We continue to emphasize the Fund’s risk/reward trade-off and favor the balanced portion of the convertible market where the structural asymmetric profile offers more potential upside participation than downside. We are underweight and selective within the most equity-sensitive portion of the market where convertible structures lack material downside resilience. Given recent market volatility, the portion of the convertible market with lower equity sensitivity has increased. We are seeing some attractive opportunities within this segment to invest in potential market-leading companies without taking on full equity downside risk.

The portfolio’s largest exposures are to growth-focused sectors, such as information technology, consumer discretionary and health care where we are finding secular opportunities in areas such as internet security, semiconductors, e-payments and many “at-home” trends that accelerated during the pandemic and are now ingrained in consumer behaviors. We believe there are also strong cyclical opportunities as consumers unleash pent-up demand for goods and services. These span multiple industries, including transportation companies, cruise lines, energy companies, automobile manufacturers and semiconductors. The portfolio’s largest relative underweight exposures are toward more defensive areas, such as the real estate and consumer staples sectors, where we believe convertible structures are less attractive.

While new issuance in the convertible universe has slowed, we still see ample investment opportunities that offer attractive risk/reward profiles. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, be less susceptible to rising interest rates than longer-duration bonds, and manage overall portfolio risk.

We continue to hold our largest rated bond allocations in the BB tier, as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. The average credit quality of the portfolio in BB rated bonds is higher than that of the ICE BofA All US Convertibles Index. This is typical for the Fund, as our

Investment Team Discussion

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   11

credit process tends to guide us away from the most speculative corporate securities while still providing regular income. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Our portfolio is positioned with the risk of rising interest rates in mind, as we maintain a relatively low average duration level pertaining to our investments in bonds. As of April 30, 2022, the average duration of these securities was 2.7 years.

Moreover, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing very well fundamentally, earning attractive cash flow margins and improving their credit profiles, while utilizing reasonable debt levels to fund their operations.

What are your closing thoughts for Fund shareholders?

The equity and credit markets have been knocked about by the turbulence of rising inflation and interest rates as well as intense geopolitical risks. Convertibles have not been immune to this increase in volatility, which also subdued the pace of new convertible issuance. While we have anticipated a deceleration in the annual volume of new convertibles after back-to-back years of near record amounts, issuance thus far in 2022 has slowed to a crawl because of the heightened global uncertainty. However, we continue to expect that an eventual calming in the overall markets should return volumes back to a more traditional seasonal pace for the balance of the year. Despite the recent issuance slowdown, the strong issuance from 2020 and 2021 expanded the market and pushed back the maturity wall in the existing convertible market, which provides attractive opportunities in our view.

Our base case anticipates a more volatile spread environment with moderately higher interest rates over the balance of 2022. Rapid changes in communication from the Fed have led to market rates already pricing in an aggressive path of tightening. In our view, the Treasury curve flattening we have seen up to this point simply reflect that aggressiveness. While we continue to doubt that the above-trend inflation environment will lead to drastically higher interest rates in long-dated maturities, we are maintaining cautious duration implementation across our fixed income strategy.

Given our outlook for a continued volatility, we are favoring quality growth companies as well as certain cyclical companies that can continue to improve their positioning in a post-pandemic, rising interest rate environment. Favorable factors within the U.S. include improving employment, high levels of liquidity, a return to normalization both from a social and economic perspective, still relatively low interest rates, continued consumer demand, improving employment rates and solid corporate earnings.

Accordingly, we see opportunities in the consumer discretionary sector as consumer optimism continues to improve. We believe that the eventual easing of supply chain issues will allow pent-up demand to be satisfied for goods and especially services. We believe that the information technology sector will continue to flourish as virtual experiences have become an important aspect of daily life even as the impact of Covid on restricting physical activities abates. In addition, we believe that health care companies will continue to offer opportunities as preventative care post-Covid 19 will be an emphasis. In addition, demographics continue to offer support for investing in the health care sector.

Schedule of Investments April 30, 2022 (Unaudited)

12 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (39.0%)
Airlines (1.1%)
1,501,112	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$1,484,795
233,599	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	231,060
1,014,780	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,016,516
644,607	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	682,896
1,156,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	1,029,453
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
717,000	5.500%, 04/20/26	711,070
239,000	5.750%, 04/20/29	230,740
1,103,612	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	1,019,296
818,635	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	882,398
591,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	624,445
284,911	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	284,543
725,387	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	725,735
497,174	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	457,077
		9,380,024

Communication Services (4.5%)
1,100,000	Altice France SA/France* 5.500%, 10/15/29	947,991
1,160,000	APi Escrow Corp.* 4.750%, 10/15/29	1,060,924
1,490,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,514,272
717,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	670,481
356,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	351,949
1,465,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,277,773

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
2,100,000	5.750%, 01/15/30	$1,744,785
2,050,000	5.500%, 04/15/27	1,981,940
1,450,000	5.375%, 02/01/28^	1,344,338
1,350,000	4.625%, 12/01/30^	1,034,384
440,000	4.500%, 11/15/31	362,784
1,247,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	1,246,601
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
750,000	6.625%, 08/15/27	158,138
540,000	5.375%, 08/15/26	198,007
1,800,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	1,698,750
914,000	Embarq Corp. 7.995%, 06/01/36	824,154
	Entercom Media Corp.*^
478,000	6.750%, 03/31/29	413,159
448,000	6.500%, 05/01/27	385,827
1,000,000	Frontier California, Inc. 6.750%, 05/15/27	1,000,030
605,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	552,934
1,039,000	Frontier Florida, LLC^@ 6.860%, 02/01/28	1,037,649
1,445,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,445,549
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
835,000	3.500%, 03/01/29	742,566
250,000	5.250%, 12/01/27	247,518
270,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	264,689
	Intelsat Jackson Holdings, SA@
731,000	9.750%, 07/15/25*	1
475,000	5.500%, 08/01/23	—
1,215,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,209,642
574,172	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	437,915
	Lumen Technologies, Inc.
1,145,000	4.000%, 02/15/27*	1,019,508
1,023,000	7.600%, 09/15/39	894,808
481,000	4.500%, 01/15/29*	381,173
478,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	399,641
840,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	741,754
	Netflix, Inc.^
725,000	4.875%, 06/15/30*	709,637
525,000	4.875%, 04/15/28	515,697

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
480,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	$466,210
	Scripps Escrow II, Inc.*
477,000	3.875%, 01/15/29	424,292
239,000	5.375%, 01/15/31	213,673
1,755,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	1,680,114
	Sirius XM Radio, Inc.*
1,250,000	5.500%, 07/01/29	1,206,663
723,000	4.000%, 07/15/28	654,301
475,000	3.125%, 09/01/26	437,907
239,000	3.875%, 09/01/31	202,438
475,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	468,269
2,430,000	Sprint Corp. 7.125%, 06/15/24	2,558,984
755,000	Telecom Italia Capital, SA 6.000%, 09/30/34	647,178
478,000	Telesat Canada / Telesat, LLC*^ 4.875%, 06/01/27	325,575
860,000	United States Cellular Corp. 6.700%, 12/15/33	886,213
		38,988,785

Consumer Discretionary (6.5%)
	American Axle & Manufacturing, Inc.^
1,004,000	6.875%, 07/01/28	946,983
97,000	5.000%, 10/01/29	83,715
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
705,000	6.625%, 01/15/28	686,987
598,000	4.625%, 08/01/29	503,785
239,000	4.625%, 04/01/30	196,183
	At Home Group, Inc.*
725,000	4.875%, 07/15/28	600,155
480,000	7.125%, 07/15/29^	358,838
285,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	271,571
	Bath & Body Works, Inc.
1,264,000	6.694%, 01/15/27	1,314,295
1,200,000	6.875%, 11/01/35	1,175,304
	Caesars Entertainment, Inc.*
604,000	4.625%, 10/15/29	522,128
472,000	8.125%, 07/01/27	493,665
472,000	6.250%, 07/01/25	477,706
	Carnival Corp.*
488,000	10.500%, 02/01/26	537,268
239,000	7.625%, 03/01/26^	234,251
1,130,000	Carriage Services, Inc.* 4.250%, 05/15/29	994,106
710,000	Carvana Company*^ 5.625%, 10/01/25	616,876

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,130,000	5.125%, 05/01/27	$3,052,157
1,055,000	4.750%, 03/01/30	943,434
951,000	4.250%, 02/01/31	803,500
565,000	5.000%, 02/01/28	538,891
500,000	4.500%, 08/15/30	437,705
478,000	4.750%, 02/01/32	414,297
360,000	4.250%, 01/15/34	286,596
478,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	461,026
750,000	Cedar Fair, LP^ 5.250%, 07/15/29	711,900
	Century Communities, Inc.
1,250,000	6.750%, 06/01/27	1,264,038
240,000	3.875%, 08/15/29*	202,567
	Dana, Inc.
790,000	4.250%, 09/01/30^	679,898
478,000	4.500%, 02/15/32	396,104
	DISH DBS Corp.
1,200,000	5.250%, 12/01/26*	1,105,032
763,000	7.750%, 07/01/26^	729,642
595,000	7.375%, 07/01/28^	525,647
1,365,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,325,128
1,058,000	Everi Holdings, Inc.* 5.000%, 07/15/29	960,114
	Ford Motor Credit Company, LLC
1,525,000	4.000%, 11/13/30	1,325,576
1,300,000	4.063%, 11/01/24	1,273,610
1,120,000	4.134%, 08/04/25	1,086,378
500,000	4.389%, 01/08/26^	482,750
	Gap, Inc.*^
359,000	3.875%, 10/01/31	287,846
48,000	3.625%, 10/01/29	39,116
	goeasy, Ltd.*
1,660,000	5.375%, 12/01/24	1,629,107
881,000	4.375%, 05/01/26^	825,753
715,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	634,026
466,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	419,987
1,797,000	Guitar Center, Inc.*& 8.500%, 01/15/26	1,803,218
	International Game Technology, PLC*
1,260,000	6.250%, 01/15/27^	1,281,634
200,000	4.125%, 04/15/26	188,118
	Liberty Interactive, LLC^
965,000	8.250%, 02/01/30	847,849
475,000	8.500%, 07/15/29	432,098
	Life Time, Inc.*
717,000	8.000%, 04/15/26^	701,169
480,000	5.750%, 01/15/26	466,718

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
616,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	$606,803
	M/I Homes, Inc.
635,000	3.950%, 02/15/30^	527,450
354,000	4.950%, 02/01/28	326,533
	Macy’s Retail Holdings, LLC*
1,003,000	6.700%, 07/15/34	999,550
598,000	5.875%, 03/15/30^	562,120
1,130,000	Mclaren Finance, PLC*^ 7.500%, 08/01/26	1,095,569
1,219,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,079,022
1,302,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	1,151,502
	Nordstrom, Inc.^
500,000	5.000%, 01/15/44	410,930
465,000	4.250%, 08/01/31	398,356
478,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	423,867
1,105,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	938,885
1,340,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,075,162
2,360,000	Rite Aid Corp.*^ 8.000%, 11/15/26	1,984,524
1,350,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,218,888
1,090,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	931,950
1,250,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,193,525
750,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	737,273
239,000	Thor Industries, Inc.* 4.000%, 10/15/29	202,242
238,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	260,905
1,100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	988,977
1,000,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	904,780
241,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	228,613
		56,823,871

Consumer Staples (1.8%)
1,099,000	Central Garden & Pet Company* 4.125%, 04/30/31	945,613

PRINCIPAL AMOUNT		VALUE
1,332,000	Edgewell Personal Care Company* 4.125%, 04/01/29	$1,188,584
	Energizer Holdings, Inc.*
1,331,000	4.375%, 03/31/29	1,109,242
240,000	6.500%, 12/31/27	230,765
680,000	Fresh Market, Inc.* 9.750%, 05/01/23	663,816
1,275,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	1,326,918
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
1,415,000	5.500%, 01/15/30	1,404,062
403,000	6.500%, 04/15/29	417,524
	Kraft Heinz Foods Company
481,000	4.375%, 06/01/46	421,866
237,000	3.875%, 05/15/27	232,165
621,000	New Albertsons, LP 7.750%, 06/15/26	657,769
957,000	Performance Food Group, Inc.* 4.250%, 08/01/29	852,467
	Petsmart, Inc. / PetSmart Finance Corp.*
300,000	7.750%, 02/15/29	298,734
300,000	4.750%, 02/15/28	279,357
1,450,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	1,461,875
	Post Holdings, Inc.*
696,000	4.625%, 04/15/30^	595,922
442,000	5.750%, 03/01/27	437,717
240,000	5.500%, 12/15/29	219,082
909,000	Prestige Brands, Inc.* 3.750%, 04/01/31	772,804
1,050,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	1,054,620
1,500,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,324,080
		15,894,982

Energy (3.5%)
	Antero Resources Corp.*
296,000	7.625%, 02/01/29	313,769
239,000	5.375%, 03/01/30	234,108
958,000	Apache Corp. 5.100%, 09/01/40	868,188
	Buckeye Partners, LP
750,000	3.950%, 12/01/26^	708,938
500,000	5.850%, 11/15/43	395,925
239,000	ChampionX Corp. 6.375%, 05/01/26	241,753
	Cheniere Energy Partners, LP
478,000	3.250%, 01/31/32*	408,972
232,000	4.000%, 03/01/31	210,289

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
477,000	Cheniere Energy, Inc. 4.625%, 10/15/28	$463,887
480,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	483,744
1,490,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,353,173
12,570	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	12,612
502,000	DT Midstream, Inc.* 4.125%, 06/15/29	457,357
717,000	Earthstone Energy Holdings* 8.000%, 04/15/27	715,437
	Energy Transfer, LP‡
1,400,000	4.304%, 11/01/66^ 3 mo. USD LIBOR + 3.02%	1,153,656
700,000	6.500%, 11/15/26 5 year CMT + 5.69%	667,590
	EnLink Midstream Partners, LP
1,235,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	911,307
1,015,000	4.850%, 07/15/26	993,127
385,000	EQT Corp. 6.625%, 02/01/25	401,293
978,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	919,115
715,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	737,430
	Gulfport Energy Operating Corp.
940,000	6.375%, 05/15/25&	1
287,284	8.000%, 05/17/26	296,296
478,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	471,729
717,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	695,175
	Laredo Petroleum, Inc.
807,000	10.125%, 01/15/28^	852,192
243,000	7.750%, 07/31/29*^	239,153
238,000	9.500%, 01/15/25	245,787
1,060,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,062,650
	Moss Creek Resources Holdings, Inc.*
500,000	10.500%, 05/15/27	490,900
455,000	7.500%, 01/15/26	418,518
478,000	Murphy Oil Corp.^ 6.375%, 07/15/28	486,934
	New Fortress Energy, Inc.*
952,000	6.750%, 09/15/25	937,549
478,000	6.500%, 09/30/26	463,134

PRINCIPAL AMOUNT		VALUE
	Occidental Petroleum Corp.
3,402,000	4.300%, 08/15/39^	$2,904,457
494,000	5.875%, 09/01/25	507,896
874,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	864,124
1,025,000	Parkland Corp.* 5.875%, 07/15/27	993,737
960,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	808,387
1,100,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,074,447
	Southwestern Energy Company
480,000	5.375%, 03/15/30	474,778
239,000	4.750%, 02/01/32	226,304
239,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	215,860
	Venture Global Calcasieu Pass, LLC*
240,000	4.125%, 08/15/31	219,269
240,000	3.875%, 08/15/29	219,715
500,000	Viper Energy Partners, LP* 5.375%, 11/01/27	500,325
665,000	W&T Offshore, Inc.* 9.750%, 11/01/23	661,968
	Weatherford International, Ltd.*
1,033,000	6.500%, 09/15/28	1,044,022
475,000	8.625%, 04/30/30	471,371
		30,498,348

Financials (7.2%)
	Acrisure, LLC / Acrisure Finance, Inc.*
1,434,000	6.000%, 08/01/29^	1,254,133
1,280,000	7.000%, 11/15/25	1,244,902
1,440,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,489,781
1,459,000	AG Issuer, LLC* 6.250%, 03/01/28	1,434,912
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
2,065,000	6.750%, 10/15/27	1,956,608
240,000	5.875%, 11/01/29	223,387
235,000	4.250%, 10/15/27	217,070
	Ally Financial, Inc.
1,087,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	939,462
777,000	8.000%, 11/01/31	925,834
445,000	4.700%, 05/15/28^‡ 7 year CMT + 3.48%	385,650
1,100,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	938,091

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,923,000	AmWINS Group, Inc.* 4.875%, 06/30/29	$1,760,641
2,200,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,171,290
1,069,000	Aviation Capital Group, LLC*^ 3.500%, 11/01/27	983,117
231,000	Bank of New York Mellon Corp.µ‡ 3.750%, 12/20/26 5 year CMT + 2.63	206,301
1,916,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,669,430
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
1,920,000	4.500%, 04/01/27	1,741,594
1,180,000	5.750%, 05/15/26^	1,146,606
1,000,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	974,780
252,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	218,988
	Credit Acceptance Corp.^
1,250,000	6.625%, 03/15/26	1,266,725
869,000	5.125%, 12/31/24*	858,737
1,005,000	Enact Holdings, Inc.* 6.500%, 08/15/25	1,002,075
1,398,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,259,039
1,563,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,573,003
	HUB International, Ltd.*
3,170,000	7.000%, 05/01/26	3,144,577
1,430,000	5.625%, 12/01/29^	1,313,655
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
1,180,000	5.250%, 05/15/27	1,104,220
718,000	4.375%, 02/01/29	622,190
1,825,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,481,772
2,195,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,100,483
2,435,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,222,084
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
1,874,000	5.250%, 10/01/25	1,844,072
478,000	4.750%, 06/15/29	430,363

PRINCIPAL AMOUNT		VALUE
1,359,000	LD Holdings Group, LLC*^ 6.125%, 04/01/28	$1,027,798
	Level 3 Financing, Inc.
1,040,000	5.375%, 05/01/25	1,033,510
985,000	4.250%, 07/01/28*	835,053
479,000	3.875%, 11/15/29*	423,738
720,000	LPL Holdings, Inc.* 4.000%, 03/15/29	656,827
2,085,000	MetLife, Inc.^ 6.400%, 12/15/66	2,169,755
	Navient Corp.^
2,113,000	5.000%, 03/15/27	1,927,521
1,100,000	4.875%, 03/15/28	968,044
	OneMain Finance Corp.
660,000	3.875%, 09/15/28	561,370
504,000	7.125%, 03/15/26	513,732
476,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	462,215
1,493,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	1,345,268
180,000	PNC Financial Services Group, Inc.µ‡ 6.000%, 05/15/27 5 year CMT + 3.00%	179,784
1,100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,000,593
	RLJ Lodging Trust, LP*
717,000	3.750%, 07/01/26	668,739
371,000	4.000%, 09/15/29	331,618
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
450,000	3.875%, 03/01/31	380,282
445,000	3.625%, 03/01/29	381,369
220,000	2.875%, 10/15/26	195,048
943,000	StoneX Group, Inc.* 8.625%, 06/15/25	986,557
240,000	SVB Financial Group^‡ 4.000%, 05/15/26 5 year CMT + 3.20	209,491
	United Wholesale Mortgage, LLC*
1,123,000	5.500%, 04/15/29	935,897
480,000	5.750%, 06/15/27	418,032
465,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	401,616
475,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	410,030
1,100,000	VZ Secured Financing, BV* 5.000%, 01/15/32	962,610

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	XHR, LP*
1,017,000	6.375%, 08/15/25	$1,032,194
478,000	4.875%, 06/01/29	441,835
		62,966,098

Health Care (3.5%)
477,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	453,064
	Bausch Health Americas, Inc.*
2,730,000	8.500%, 01/31/27^	2,586,839
475,000	9.250%, 04/01/26	471,751
	Bausch Health Companies, Inc.*
1,875,000	7.250%, 05/30/29	1,419,150
1,050,000	5.000%, 01/30/28	777,168
359,000	6.125%, 02/01/27	345,663
479,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	435,761
120,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	105,425
	CHS/Community Health Systems, Inc.*
1,917,000	6.125%, 04/01/30^	1,578,209
1,100,000	8.000%, 03/15/26	1,139,237
538,000	6.875%, 04/15/29^	472,633
	DaVita, Inc.*
1,447,000	4.625%, 06/01/30^	1,262,985
1,139,000	3.750%, 02/15/31	929,583
	Embecta Corp.*
717,000	5.000%, 02/15/30	650,434
240,000	6.750%, 02/15/30	233,066
	Encompass Health Corp.
470,000	4.750%, 02/01/30	425,712
470,000	4.500%, 02/01/28	433,364
1,109,000	HCA, Inc. 7.500%, 11/06/33	1,310,317
300,000	Jazz Securities DAC* 4.375%, 01/15/29	278,049
1,650,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	886,000
	Mozart Debt Merger Sub, Inc.*
1,215,000	3.875%, 04/01/29	1,063,332
1,208,000	5.250%, 10/01/29^	1,051,733
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
1,760,000	5.125%, 04/30/31	1,593,715
450,000	4.125%, 04/30/28	418,923
1,025,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	875,955
	Tenet Healthcare Corp.
2,250,000	6.250%, 02/01/27*	2,235,082
1,315,000	6.875%, 11/15/31	1,364,562
1,250,000	4.875%, 01/01/26*	1,220,612
579,000	4.625%, 07/15/24	578,074

PRINCIPAL AMOUNT		VALUE
	Teva Pharmaceutical Finance Netherlands III, BV
2,050,000	6.000%, 04/15/24^	$2,059,758
800,000	4.750%, 05/09/27	738,888
450,000	7.125%, 01/31/25	457,780
440,000	3.150%, 10/01/26	380,873
		30,233,697

Industrials (6.4%)
960,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,007,770
1,100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	962,247
1,050,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	996,586
965,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15	813,215
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
2,800,000	4.625%, 01/15/27^	2,624,804
477,000	3.500%, 03/15/29	402,063
	Allison Transmission, Inc.*
825,000	4.750%, 10/01/27^	795,886
240,000	3.750%, 01/30/31	207,917
240,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	215,950
538,000	Arcosa, Inc.* 4.375%, 04/15/29	492,141
2,450,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	2,079,168
500,000	Avolon Holdings Funding, Ltd.*µ^ 5.250%, 05/15/24	503,790
992,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	874,170
956,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	883,793
500,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	486,490
239,000	Catalent Pharma Solutions, Inc.*^ 3.500%, 04/01/30	208,575
239,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	254,819
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
239,000	4.750%, 10/20/28	236,859
119,000	4.500%, 10/20/25µ	118,606

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,025,000	Deluxe Corp.* 8.000%, 06/01/29	$983,467
478,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	445,152
717,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	694,429
1,198,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	970,548
475,000	EnerSys* 4.375%, 12/15/27	444,035
1,100,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	982,542
477,000	GFL Environmental, Inc.* 3.750%, 08/01/25	457,429
533,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	481,390
500,000	Granite US Holdings Corp.* 11.000%, 10/01/27	516,610
	Graphic Packaging International, LLC*
625,000	4.750%, 07/15/27	606,212
446,000	3.500%, 03/01/29	398,024
1,054,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	995,830
2,244,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	1,956,768
1,218,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,189,791
1,250,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	1,225,700
1,450,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	1,476,375
1,120,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,035,474
1,250,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,184,375
449,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	475,891
1,091,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	993,410
474,000	MasTec, Inc.*^ 4.500%, 08/15/28	455,514
1,083,000	Meritor, Inc.* 4.500%, 12/15/28	1,082,967
588,000	Moog, Inc.* 4.250%, 12/15/27	552,790
1,300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,189,799
940,000	Novelis Corp.* 4.750%, 01/30/30	865,073

PRINCIPAL AMOUNT		VALUE
360,000	OI European Group, BV* 4.750%, 02/15/30	$320,515
1,100,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	962,544
816,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	621,947
1,449,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,241,576
1,170,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	1,282,694
837,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	736,292
1,027,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	1,048,033
579,000	QVC, Inc. 4.375%, 09/01/28	492,961
450,000	Sensata Technologies, BV* 4.000%, 04/15/29	401,715
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	406,230
	Sinclair Television Group, Inc.*
717,000	4.125%, 12/01/30	597,103
475,000	5.500%, 03/01/30^	392,298
	Standard Industries, Inc.*
955,000	5.000%, 02/15/27	907,622
236,000	4.375%, 07/15/30^	197,520
1,965,000	Station Casinos, LLC*^ 4.500%, 02/15/28	1,786,715
773,000	Stericycle, Inc.* 3.875%, 01/15/29	682,706
717,000	STL Holding Company, LLC* 7.500%, 02/15/26	685,022
1,000,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	999,490
	TransDigm, Inc.
1,299,000	6.250%, 03/15/26*	1,301,780
700,000	7.500%, 03/15/27	708,113
478,000	Tronox, Inc.* 4.625%, 03/15/29	426,950
	United Rentals North America, Inc.
480,000	3.750%, 01/15/32	419,136
239,000	3.875%, 02/15/31^	211,928
961,000	Vertiv Group Corp.* 4.125%, 11/15/28	838,463
1,004,000	Wabash National Corp.* 4.500%, 10/15/28	841,322
855,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	760,822

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
	WESCO Distribution, Inc.*
470,000	7.125%, 06/15/25^	$488,391
235,000	7.250%, 06/15/28	244,501
		55,828,833

Information Technology (1.8%)
478,000	Booz Allen Hamilton, Inc.*^ 4.000%, 07/01/29	442,207
500,000	CDK Global, Inc.* 5.250%, 05/15/29	504,105
1,114,000	CommScope Technologies, LLC* 6.000%, 06/15/25	977,858
895,000	CommScope, Inc.* 4.750%, 09/01/29	751,191
	Dell International, LLC / EMC Corp.
1,155,000	6.020%, 06/15/26µ	1,222,140
524,000	6.100%, 07/15/27^	560,759
480,000	Fair Isaac Corp.* 4.000%, 06/15/28	439,157
1,037,000	II-VI, Inc.* 5.000%, 12/15/29	973,919
1,050,000	KBR, Inc.*^ 4.750%, 09/30/28	993,751
	MPH Acquisition Holdings, LLC*
1,050,000	5.750%, 11/01/28^	914,802
480,000	5.500%, 09/01/28	445,248
478,000	NCR Corp.* 5.125%, 04/15/29	453,154
602,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	569,203
723,000	ON Semiconductor Corp.* 3.875%, 09/01/28	672,542
	Open Text Corp.*
705,000	3.875%, 02/15/28	643,461
359,000	3.875%, 12/01/29	319,510
359,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	312,028
479,000	Playtika Holding Corp.* 4.250%, 03/15/29	431,766
646,000	PTC, Inc.* 4.000%, 02/15/28	601,788
1,100,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	965,657
	Twilio, Inc.^
680,000	3.625%, 03/15/29	600,256
236,000	3.875%, 03/15/31	201,922
1,200,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,080,180
1,100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	974,094
		16,050,698

PRINCIPAL AMOUNT		VALUE

Materials (1.8%)
600,000	Alcoa Nederland Holding, BV* 4.125%, 03/31/29	$565,674
534,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	517,104
500,000	ArcelorMittal, SA 7.000%, 10/15/39	544,990
242,000	Carpenter Technology Corp.^ 7.625%, 03/15/30	246,158
715,000	Chemours Company* 4.625%, 11/15/29	620,155
1,530,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	1,353,239
	Commercial Metals Company
478,000	4.125%, 01/15/30	435,706
239,000	4.375%, 03/15/32	214,008
1,115,000	Constellium, SE*^ 3.750%, 04/15/29	965,423
475,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	474,150
716,000	HB Fuller Company 4.250%, 10/15/28	644,586
725,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	752,651
	Kaiser Aluminum Corp.*
1,090,000	4.625%, 03/01/28^	997,372
120,000	4.500%, 06/01/31	103,639
675,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	602,890
1,017,000	Mercer International, Inc. 5.125%, 02/01/29	948,393
841,000	OCI, NV*µ 4.625%, 10/15/25	843,060
1,430,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	1,423,308
400,000	SCIL IV, LLC / SCIL USA Holdings, LLC* 5.375%, 11/01/26	365,588
239,000	Sealed Air Corp.* 5.000%, 04/15/29	237,420
1,105,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,035,650
478,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	421,778
750,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	725,565
480,000	Valvoline, Inc.* 3.625%, 06/15/31	390,298
		15,428,805

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Real Estate (0.5%)
764,000	EPR Properties^ 3.750%, 08/15/29	$681,801
	Forestar Group, Inc.*
750,000	5.000%, 03/01/28	677,655
502,000	3.850%, 05/15/26	453,381
1,073,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	936,783
	Service Properties Trust
1,250,000	4.350%, 10/01/24	1,158,713
465,000	5.250%, 02/15/26	417,221
		4,325,554

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment Company*
955,000	6.750%, 01/15/30	833,715
477,000	4.625%, 01/15/29	432,973
		1,266,688

Utilities (0.3%)
350,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	308,490
1,250,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,168,812
	Vistra Corp.*‡
480,000	8.000%, 10/15/26 5 year CMT + 6.93	483,658
450,000	7.000%, 12/15/26 5 year CMT + 5.74	438,129
		2,399,089

	Total Corporate Bonds (Cost $364,975,028)	340,085,472

Convertible Bonds (89.8%)
Communication Services (9.9%)
	Liberty Media Corp.µ
9,000,000	0.500%, 12/01/50*^	11,751,660
8,550,000	1.375%, 10/15/23	11,149,542
4,500,000	Liberty Media Corp. / Liberty Formula Oneµ^ 1.000%, 01/30/23	7,645,770
5,250,000	Match Group Financeco 3, Inc.*^ 2.000%, 01/15/30	6,392,400
16,250,000	Sea, Ltd. 0.250%, 09/15/26	12,289,387
	Snap, Inc.
10,500,000	0.125%, 03/01/28*	9,237,270
5,750,000	0.750%, 08/01/26µ	8,459,515
10,250,000	Twitter, Inc.^ 0.250%, 06/15/24	11,077,995
7,400,000	Zynga, Inc.µ^ 0.250%, 06/01/24	8,423,124
		86,426,663

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (22.3%)
11,500,000	Airbnb, Inc.^ 0.000%, 03/15/26	$10,631,405
9,000,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	12,604,680
6,250,000	Burlington Stores, Inc.^ 2.250%, 04/15/25	7,572,750
8,500,000	Chegg, Inc. 0.000%, 09/01/26	6,569,820
2,500,000	Dick’s Sporting Goods, Inc. 3.250%, 04/15/25	7,509,225
	DISH Network Corp.
5,750,000	3.375%, 08/15/26µ	4,947,473
5,250,000	0.000%, 12/15/25	4,804,905
1,437,000	2.375%, 03/15/24µ	1,332,185
11,500,000	Draftkings, Inc.µ 0.000%, 03/15/28	7,609,205
12,750,000	Etsy, Inc.^ 0.125%, 09/01/27	11,199,217
16,750,000	Ford Motor Company 0.000%, 03/15/26	17,889,167
11,250,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	11,983,050
12,250,000	NCL Corp. Ltd- Class C*^ 1.125%, 02/15/27	10,804,868
15,250,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	18,825,972
5,750,000	Shake Shack, Inc.^ 0.000%, 03/01/28	4,455,503
1,885,000	Tesla, Inc.µ 2.000%, 05/15/24	26,440,725
3,500,000	Under Armour, Inc. 1.500%, 06/01/24	5,449,290
15,000,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	14,236,200
12,500,000	Wayfair, Inc. 0.625%, 10/01/25	9,346,750
		194,212,390

Energy (2.5%)
2,400,000	EQT Corp. 1.750%, 05/01/26	6,547,080
7,000,000	Pioneer Natural Resources Company 0.250%, 05/15/25	15,473,010
	SunEdison, Inc.@
9,411,000	0.250%, 01/15/49*	177,209
898,000	2.000%, 10/01/49	16,909
		22,214,208

Financials (0.4%)
5,750,000	SoFi Technologies, Inc.* 0.000%, 10/15/26	3,901,030

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE

Health Care (14.5%)
5,500,000	Alphatec Holdings, Inc.* 0.750%, 08/01/26	$5,258,055
2,750,000	CONMED Corp. 2.625%, 02/01/24	4,295,445
12,250,000	CryoPort, Inc.* 0.750%, 12/01/26	9,275,333
14,000,000	Dexcom, Inc.^ 0.250%, 11/15/25	14,741,300
2,426,000	Envista Holdings Corp. 2.375%, 06/01/25	4,779,802
6,750,000	Exact Sciences Corp.µ 0.375%, 03/15/27	5,801,085
5,750,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	5,013,770
4,500,000	Insulet Corp.µ^ 0.375%, 09/01/26	5,540,670
9,000,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	9,192,960
9,950,000	Jazz Investments I, Ltd.^ 2.000%, 06/15/26	12,174,720
10,250,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	7,185,045
4,000,000	NuVasive, Inc.^ 0.375%, 03/15/25	3,767,000
8,500,000	Omnicell, Inc. 0.250%, 09/15/25	10,518,495
8,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	9,596,720
6,470,000	Repligen Corp.^ 0.375%, 07/15/24	9,592,551
1,675,000	Sarepta Therapeutics, Inc.µ 1.500%, 11/15/24	2,087,285
6,750,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	7,471,508
		126,291,744

Industrials (6.4%)
3,750,000	Air Transport Services Group, Inc.µ^ 1.125%, 10/15/24	4,248,338
3,650,000	Atlas Air Worldwide Holdings, Inc.^ 1.875%, 06/01/24	4,622,506
5,500,000	John Bean Technologies Corp.* 0.250%, 05/15/26	5,206,245
4,250,000	Middleby Corp. 1.000%, 09/01/25	5,601,797
5,000,000	Parsons Corp.^ 0.250%, 08/15/25	5,196,050
10,000,000	Southwest Airlines Company~ 1.250%, 05/01/25	13,684,600
20,000,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	17,274,200
		55,833,736

PRINCIPAL AMOUNT		VALUE

Information Technology (30.9%)
9,250,000	Bentley Systems, Inc. 0.125%, 01/15/26	$8,886,937
10,750,000	Bill.com Holdings, Inc.*^ 0.000%, 04/01/27	9,139,972
10,250,000	Block, Inc. 0.125%, 03/01/25	11,521,307
6,250,000	Camtek Ltd.* 0.000%, 12/01/26	5,511,188
5,750,000	Confluent, Inc.* 0.000%, 01/15/27	4,408,123
9,750,000	Coupa Software, Inc.µ^ 0.125%, 06/15/25	9,016,117
4,500,000	CyberArk Software, Ltd.µ^ 0.000%, 11/15/24	5,364,405
4,250,000	Datadog, Inc.~ 0.125%, 06/15/25	6,401,988
6,000,000	DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	4,507,320
	Enphase Energy, Inc.
5,750,000	0.000%, 03/01/26	5,411,038
5,750,000	0.000%, 03/01/28^	5,451,633
5,750,000	Five9, Inc.^ 0.500%, 06/01/25	6,212,415
13,750,000	Microchip Technology, Inc.µ^ 0.125%, 11/15/24	14,781,250
4,500,000	MongoDB, Inc.µ^ 0.250%, 01/15/26	8,073,945
	Okta, Inc.
7,500,000	0.125%, 09/01/25µ	7,247,100
4,000,000	0.375%, 06/15/26	3,645,440
17,000,000	ON Semiconductor Corp.*^ 0.000%, 05/01/27	20,324,690
8,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	17,989,400
6,000,000	Perficient, Inc.*^ 0.125%, 11/15/26	5,183,520
2,000,000	Q2 Holdings, Inc.µ 0.750%, 06/01/26	1,865,700
11,250,000	Repay Holdings Corp.*µ^ 0.000%, 02/01/26	9,206,662
	RingCentral, Inc.
4,380,000	0.000%, 03/15/26	3,470,449
3,870,000	0.000%, 03/01/25µ	3,249,678
	Shift4 Payments, Inc.
13,750,000	0.000%, 12/15/25	13,353,450
720,000	0.500%, 08/01/27*^	591,286
1,824,000	Shopify, Inc.^ 0.125%, 11/01/25	1,592,534
7,750,000	Silicon Laboratories, Inc.^ 0.625%, 06/15/25	9,883,885
11,500,000	Splunk, Inc.^ 1.125%, 06/15/27	10,377,945

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
10,000,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	$10,116,400
12,250,000	Unity Software, Inc.* 0.000%, 11/15/26	9,477,580
8,000,000	Wix.com, Ltd.^ 0.000%, 08/15/25	6,836,400
5,338,000	Wolfspeed, Inc.* 0.250%, 02/15/28	5,353,320
5,250,000	Workday, Inc.µ 0.250%, 10/01/22	7,394,520
10,000,000	Zendesk, Inc. 0.625%, 06/15/25	12,669,700
3,250,000	Zscaler, Inc.^ 0.125%, 07/01/25	4,846,725
		269,364,022

Materials (2.6%)
3,250,000	Allegheny Technologies, Inc. 3.500%, 06/15/25	6,181,858
3,500,000	Ivanhoe Mines, Ltd.*µ 2.500%, 04/15/26	4,500,300
4,991,000	Lithium Americas Corp.* 1.750%, 01/15/27	4,602,800
6,306,000	MP Materials Corp.*µ 0.250%, 04/01/26	7,028,100
		22,313,058

Real Estate (0.3%)
2,415,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	2,743,537

	Total Convertible Bonds (Cost $739,251,491)	783,300,388

Bank Loans (4.3%) ¡
Airlines (0.3%)
800,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	815,444
245,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	254,616
1,188,000	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	1,181,116
		2,251,176

Communication Services (0.4%)
1,267,500	Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	1,239,184
1,503,820	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	1,499,436

PRINCIPAL AMOUNT		VALUE
455,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	$451,624
		3,190,244

Consumer Discretionary (0.8%)
305,816	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	306,122
482,000	Penn National Gaming, Inc.! 0.000%, 04/20/29	480,419
1,678,050	Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	1,664,416
2,422,944	PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	2,405,983
1,110,233	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	1,103,177
1,606,500	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.50%	1,450,669
		7,410,786

Consumer Staples (0.0%)
158,079	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	157,351

Financials (0.3%)
1,985,000	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	1,984,504
269,862	Level 3 Financing, Inc.‡ 2.514%, 03/01/27 1 mo. LIBOR + 1.75%	261,193
		2,245,697

Health Care (0.8%)
1,704,507	Amneal Pharmaceuticals LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	1,687,888
245,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	237,548
706,301	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	703,211
175,975	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	175,206
1,027,935	Mallinckrodt International Finance S.A.‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	959,264

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
988,235	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	$988,235
370,455	Perrigo Investments, LLC 1.000%, 04/20/29	304,491
114,545	Perrigo Investments, LLC‡ 3.140%, 04/20/29	114,354
1,936,636	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	1,827,700
485,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	457,719
		7,455,616

Industrials (0.7%)
476,400	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	400,176
615,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	610,234
1,183,784	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	1,189,702
970,467	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	963,188
1,004,596	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	998,443
864,290	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	859,610
720,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 1 mo. SOFR + 3.75%	699,977
		5,721,330

Information Technology (0.7%)
857,500	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	854,820
990,655	Banff Merger Sub Inc‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	979,887
1,173,000	Camelot U.S. Acquisition 1 Co.‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	1,160,173
632,000	Camelot U.S. Acquisition 1 Co.‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	627,734
475,000	II-VI, Inc.! 0.000%, 12/08/28	473,516

PRINCIPAL AMOUNT		VALUE
1,140,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29 1 mo. SOFR + 3.00%	$1,136,261
1,345,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	1,337,643
		6,570,034

Materials (0.1%)
715,400	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	714,059
490,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 3 mo. SOFR + 3.75%	482,772
		1,196,831

Special Purpose Acquisition Companies (0.2%)
480,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 1 mo. SOFR + 4.25%	474,331
245,000	Fertitta Entertainment, LLC‡ 4.700%, 01/27/29 1 mo. SOFR + 4.00%	244,187
1,030,000	Oscar Acquisition Co., LLC! 0.000%, 04/30/29	989,227
		1,707,745
	Total Bank Loans (Cost $38,455,469)	37,906,810

number of shares		VALUE
Convertible Preferred Stocks (13.8%)
Communication Services (1.3%)
10,250	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	11,279,264

Consumer Discretionary (1.1%)
78,610	Aptiv, PLCµ 5.500%, 06/15/23	9,716,982

Energy (0.0%)
26	Gulfport Energy Operating Corp.& 10.000%, 15.00% PIK rate	180,700

Financials (1.3%)
4,600	Bank of America Corp.^ 7.250%,	5,597,372
83,355	KKR & Company, Inc.µ^ 6.000%, 09/15/23	5,464,754
		11,062,126

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

number of shares		VALUE

Health Care (2.6%)
53,990	Avantor, Inc. 6.250%, 05/15/22	$5,238,650
70,970	Boston Scientific Corp.µ 5.500%, 06/01/23	8,008,964
6,935	Danaher Corp.µ 5.000%, 04/15/23	9,567,526
		22,815,140

Information Technology (3.1%)
15,360	Broadcom, Inc.^ 8.000%, 09/30/22	26,795,520

Utilities (4.4%)
141,020	AES Corp.µ 6.875%, 02/15/24	12,212,332
68,300	Dominion Energy, Inc. 7.250%,	6,890,787
	NextEra Energy, Inc.
177,495	6.219%, 09/01/23µ^	8,397,289
138,185	4.872%, 09/01/22	7,385,988
77,785	5.279%, 03/01/23µ	3,648,894
		38,535,290
	Total Convertible Preferred Stocks (Cost $110,344,218)	120,385,022

Common Stocks (0.6%)
Communication Services (0.0%)
20,285	Altice USA, Inc. - Class A#^	188,245
8,183	Cumulus Media, Inc. - Class A#	112,680
1	Frontier Communications Parent, Inc.#	26
		300,951

Energy (0.6%)
40,024	Calfrac Well Services, Ltd.#	157,294
8,836	Chaparral Energy, Inc. - Class A&#	614,102
2,869	Chesapeake Energy Corp.	235,315
1,931	Denbury, Inc.^#	123,545
67,000	Energy Transfer, LP	742,360
39,795	Enterprise Products Partners, LP	1,031,089
6,644	EP Energy Corp.&#	54,813
12,830	Magellan Midstream Partners, LP	621,614
3,615	Schlumberger, NV	141,021
15,995	Superior Energy Services, Inc.&#	815,745
2,595	Weatherford International, PLC#	83,767
8,500	Williams Companies, Inc.^	291,465
		4,912,130

Special Purpose Acquisition Company (0.0%)
11,386	Intelsat Emergence, SA#	354,389

	Total Common Stocks (Cost $7,541,563)	5,567,470

number of shares		VALUE
Preferred Stocks (0.5%)
Consumer Discretionary (0.1%)
6,122	Guitar Center, Inc.&	$789,738

Energy (0.3%)
49,620	NuStar Energy, LP‡ 7.625%, 3 mo. USD LIBOR + 5.64%	1,064,845
26,544	NuStar Energy, LP^‡ 7.592%, 3 mo. USD LIBOR + 6.77%	637,056
43,000	NuStar Logistics, LP‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,087,470
		2,789,371

Financials (0.1%)
19,232	B Riley Financial, Inc. 5.250%, 08/31/28	436,567

	Total Preferred Stocks (Cost $4,259,201)	4,015,676

Rights (0.0%) #&
Communication Services (0.0%)
1,192	Intelsat Jackson Holdings, SA, Expires 12/05/25	—
1,192	Intelsat Jackson Holdings, SA, Expires 12/05/25	—
	Total Rights (Cost $—)	—

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Security (1.2%)
Other (1.2%)
10,500,000	United States Treasury Note^ 2.250%, 03/31/24 (Cost $10,463,746)	10,410,996

NUMBER OF SHARES		VALUE
Warrants (0.1%) #
Energy (0.1%)
3,152	Chesapeake Energy Corp. 02/09/26, Strike $30.73	$174,179
2,837	Chesapeake Energy Corp. 02/09/26, Strike $26.43	169,000
1,751	Chesapeake Energy Corp. 02/09/26, Strike $34.61	93,661
4,875	Denbury, Inc. 09/18/25, Strike $32.59	175,500
1,776	Denbury, Inc. 09/18/23, Strike $35.41	55,305
47,739	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	5

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES		VALUE
42,965	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	$4
	Total Warrants (Cost $1,041,212)	667,654

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.3%) #
Consumer Discretionary (0.3%)
300 26,122,800	Tesla, Inc. Put, 06/17/22, Strike $900.00 (Cost $3,455,299)	3,040,500

	TOTAL INVESTMENTS (149.6%) (Cost $1,279,787,227)	1,305,379,988

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.2%)		(133,000,000)

LIABILITIES, LESS OTHER ASSETS¡¡ (-34.4%)		(299,730,125)

NET ASSETS (100.0%)		$872,649,863

WRITTEN OPTION (-0.1%) #
Consumer Discretionary (-0.1%)
180 15,673,680	Tesla, Inc. Call, 12/16/22, Strike $1,300.00 (Premium $2,187,621)	(1,083,150)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $234,991,367.

^Security, or portion of security, is on loan.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

@In default status and considered non-income producing.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $10,349,199.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

¡¡As of April 30, 2022, the value of unfunded loan commitments was $65,345 for the Fund. See Notes to Financial Statements.

At April 30, 2022, Convertible Opportunities and Income Fund had the following unfunded loan commitment:

Borrower:	Principal Amount	Cost	Value	Unrealized App/(Dep)
Perrigo Investments, LLC	$65,455	$65,368	$65,345	$(23)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

26 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,279,787,227)	$1,305,379,988
Cash with custodian	93,834,200
Receivables:
Accrued interest and dividends	7,368,041
Investments sold	6,141,061
Fund shares sold	473,468
Prepaid expenses	476,374
Other assets	176,711
Total assets	1,413,849,843

LIABILITIES
Options written, at value (premium $2,187,621)	1,083,150
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 5,320,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $603,730) (Note 7)	132,396,270
Unrealized depreciation on unfunded loans	23
Payables:
Notes payable (Note 6)	399,400,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	379,540
Investments purchased	6,446,522
Affiliates:
Investment advisory fees	964,366
Deferred compensation to trustees	176,711
Trustees’ fees and officer compensation	6,994
Other accounts payable and accrued liabilities	346,404
Total liabilities	541,199,980
NET ASSETS	$872,649,863

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 72,395,861 shares issued and outstanding	$811,822,608
Accumulated distributable earnings (loss)	60,827,255
NET ASSETS	$872,649,863
Net asset value per common shares based upon 72,395,861 shares issued and outstanding	$12.05

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 27

INVESTMENT INCOME
Interest	$13,148,720
(Amortization)/accretion of investment securities	(5,759,555)
Net interest	7,389,165
Dividends	3,617,600
Total investment income	11,006,765

EXPENSES
Investment advisory fees	6,124,541
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	2,504,123
Interest expense on Notes Payable (Note 6)	1,040,133
Printing and mailing fees	55,828
Legal fees	48,672
Accounting fees	47,597
Fund administration fees	45,146
Trustees’ fees and officer compensation	32,459
Audit fees	29,876
Transfer agent fees	22,474
Custodian fees	11,951
Registration fees	9,079
Other	9,062
Total expenses	9,980,941
NET INVESTMENT INCOME (LOSS)	1,025,824

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	82,248,929
Purchased options	(14,654,086)
Written options	3,042,141
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(292,425,616)
Unfunded Loans	(23)
Purchased options	14,758,947
Written options	(1,328,647)
NET GAIN (LOSS)	(208,358,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(207,332,531)

Statements of Changes in Net Assets

28 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$1,025,824	$(18,731,165)
Net realized gain (loss)	70,636,984	88,141,113
Change in unrealized appreciation/(depreciation)	(278,995,339)	217,596,624
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(207,332,531)	287,006,572

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(41,135,109)	(77,749,290)
Net decrease in net assets from distributions to common shareholders	(41,135,109)	(77,749,290)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	7,616,345	10,972,909
Reinvestment of distributions resulting in the issuance of stock	1,975,108	1,719,306
Net increase (decrease) in net assets from capital stock transactions	9,591,453	12,692,215
TOTAL INCREASE (DECREASE) IN NET ASSETS	(238,876,187)	221,949,497

NET ASSETS
Beginning of period	$1,111,526,050	$889,576,553
End of period	$872,649,863	$1,111,526,050

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 29

(Unaudited) Six Months Ended April 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(207,332,531)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(332,692,765)
Net proceeds from disposition of short term investments	—
Proceeds paid on closing written options	(1,012,282)
Proceeds from disposition of investment securities, including purchased options	386,503,066
Premiums received from written options	2,187,621
Amortization and accretion of fixed-income securities	5,759,555
Amortization of offering costs on Mandatory Redeemable Preferred Shares	129,227
Net realized gains/losses from investments, excluding purchased options	(82,248,929)
Net realized gains/losses from purchased options	14,654,086
Net realized gains/losses from written options	(3,042,141)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	292,425,616
Change in unrealized appreciation or depreciation on unfunded loans	23
Change in unrealized appreciation or depreciation on purchased options	(14,758,947)
Change in unrealized appreciation or depreciation on written options	1,328,647
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(297,400)
Prepaid expenses	(51,652)
Other assets	33,283
Increase/(decrease) in liabilities:
Payables to affiliates	(167,750)
Other accounts payable and accrued liabilities	(11,785)
Net cash provided by/(used in) operating activities	$61,404,942

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	7,904,976
Distributions to shareholders	(39,160,001)
Distributions to Mandatory Redeemable Preferred Shareholders	(19,678)
Offering costs on Mandatory Redeemable Preferred Shares	(19,061)
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(31,293,764)
Net increase/(decrease) in cash	$30,111,178
Cash and restricted cash at beginning of period	$63,723,022
Cash at end of period	$93,834,200

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$1,147,036
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,523,801
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$1,975,108

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	93,834,200
Total cash and restricted cash at period end	$93,834,200

30   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years. A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

32   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $176,711 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2022. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$10,463,086	$316,752,267
Proceeds from sales	—	381,652,572

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$1,277,599,606
Gross unrealized appreciation	128,974,387
Gross unrealized depreciation	(102,277,155)
Net unrealized appreciation (depreciation)	$26,697,232

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$79,082,229
Long-term capital gains	2,800,551
Return of capital	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$4,632,844
Undistributed capital gains	9,748,193
Total undistributed earnings	14,381,037
Accumulated capital and other losses	—
Net unrealized gains/(losses)	295,015,841
Total accumulated earnings/(losses)	309,396,878
Other	(101,983)
Paid-in-capital	802,231,155
Net assets applicable to common shareholders	$1,111,526,050

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

34   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,040,500	$—
Written options(2)	—	1,083,150
	$3,040,500	$1,083,150

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	300
Written options	180

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $430.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the period ended April 30, 2022, the average borrowings under the Agreement were $399.4 million. For the period ended April 30, 2022, the average interest rate was 0.62%. As of April 30, 2022, the amount of total outstanding borrowings was $399.4 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.79%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $234.7 million of securities were on loan ($222.8 million of fixed income securities and $11.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 2,650,000 MRPS were issued with an aggregate liquidation preference of $66.25 million. Of the 2,650,000 MRPS that were issued, 1,330,000 MRPS with an aggregate liquidation preference of $33.25 million have a delayed funding date of May 24, 2022. On September 6, 2017, 4,000,000 MRPS were issued with an aggregate liquidation preference of $100.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

36   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,330	$25	$33,250,000
Series B	9/06/24	4.00%	1,330	$25	$33,250,000
Series C	9/06/27	4.24%	1,340	$25	$33,500,000
Series D	8/24/26	2.45%	1,320	$25	$33,000,000
Series E*	5/24/27	2.68%	1,330	$25	$33,250,000
					$166,250,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-’ by Kroll. As of August 24, 2021, the Series D MRPS and Series E MRPS have each been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series A MRPS, Series B MRPS or Series C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRPS and Series E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

(1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Provision); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRPS, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 72,395,861 shares outstanding at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	71,749,316	70,923,815
Shares sold	503,162	710,597
Shares issued through reinvestment of distributions	143,383	114,904
Ending shares	72,395,861	71,749,316

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2022, the Fund sold shares that were $0.0014 in excess of net asset value at an average sales price of $14.8206.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

38   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$340,085,472	$—	$340,085,472
Convertible Bonds	—	783,300,388	—	783,300,388
Bank Loans	—	37,906,810	—	37,906,810
Convertible Preferred Stocks	120,204,322	180,700	—	120,385,022
Common Stocks U.S.	3,728,421	1,839,049	—	5,567,470
Preferred Stocks	3,225,938	789,738	—	4,015,676
Rights	—	—	—	—
U.S. Government and Agency Security	—	10,410,996	—	10,410,996
Warrants	667,645	9	—	667,654
Purchased Option	3,040,500	—	—	3,040,500
Total	$130,866,826	$1,174,513,162	$—	$1,305,379,988
Liabilities:
Written Option	$1,083,150	$—	$—	$1,083,150
Total	$1,083,150	$—	$—	$1,083,150

Notes to Financial Statements (Unaudited)

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   39

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31,
		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73
Income from investment operations:
Net investment income (loss)*	0.01	(0.26)	0.49	0.50	0.57	0.57
Net realized and unrealized gain (loss)	(2.88)	4.31	2.37	0.64	(0.33)	1.19
Total from investment operations	(2.87)	4.05	2.86	1.14	0.24	1.76
Less distributions to common shareholders from:
Net investment income	(0.10)	(0.31)	(0.44)	(0.48)	(1.13)	(0.67)
Net realized gains	(0.47)	(0.79)	(0.52)	(0.31)	—	(0.08)
Return of capital	—	—	—	(0.17)	—	(0.39)
Total distributions	(0.57)	(1.10)	(0.96)	(0.96)	(1.13)	(1.14)
Premiums from shares sold in at the market offerings	0.00 (a)	0.00 (a)	—	—	0.00 (a)	0.00 (a)
Net asset value, end of period	$12.05	$15.49	$12.54	$10.64	$10.46	$11.35
Market value, end of period	$12.56	$15.81	$10.89	$10.67	$9.91	$11.59
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(18.95% )	33.21%	29.38%	11.75%	1.81%	17.48%
Market value	(17.23% )	56.56%	12.04%	18.29%	(5.54% )	30.15%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.00% (d)	1.83%	2.20%	2.88%	2.52%	1.88%
Net investment income (loss)	0.21% (d)	(1.76%)	4.36%	4.77%	5.11%	5.17%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$872,650	$1,111,526	$889,577	$754,310	$741,306	$797,968
Portfolio turnover rate	22%	46%	76%	51%	58%	90%
Average commission rate paid	$0.0229	$0.0215	$0.0213	$0.0188	$0.0270	$0.0282
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$133,000	$133,000	$100,000	$100,000	$100,000	$100,000
Notes Payable (000’s omitted)	$399,400	$399,400	$288,400	$277,400	$288,000	$275,000
Asset coverage per $1,000 of loan outstanding(e)	$3,518	$4,116	$4,431	$4,080	$3,921	$4,265
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$264	$309	$319	$283	$282	$293

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.29%, 1.23%, 1.26%, 1.29%, 1.28% and 1.24%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

40   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Convertible Opportunities and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2021, and the financial highlights for each of the five years in the period then ended; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   41

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

42   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   43

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHISAN 1790 2022

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022